UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2014

InoLife Technologies, Inc.
 (Exact Name of Registrant as Specified in Charter)

 New York
(State or Other Jurisdiction of Incorporation)

000-50863
(Commission File Number)

30-299889
 (I.R.S. Employer Identification No.)

6040-A Six Forks Rd., #135
Raleigh, N.C. 27609
(Address of Principal Executive Offices)

919-727-9186
 (Issuer Telephone Number)

Copies to:
John T. Root, Jr., Attorney at Law
PO Box 5666
Jacksonville, AR 72078
(501) 529-8567 Tel
(501) 325-1130 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 8.01	Other Items.	3
Signatures		4

Item 8.01                 Other Items.

Inolife Technologies, Inc. (the “Company”), has received communications from the US Securities and Exchange Commission that it considers the disclosures deficient in one area:

1.	Inolife Technologies, Inc. is aware of the requirement for the auditor of record to provide a letter of approval for all of the filings;
2.	The Company has requested this document from the previous auditor of record, L.A. Prevratil, LLC and, to date of this filing, she has not provided it;
3.	Gary Berthold, CEO for the Company, has attempted numerous times via email and telephone calls to reach Ms. Prevratil regarding this matter without success.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

Date: January 28, 2014	By:	/s/ Gary Berthold
Gary Berthold
Principal Executive Officer